SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 23, 2004
                                                          ----------------------


                               YDI WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                     000-29053                 04-2751645
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(State or other jurisdiction of   (Commission file number)   (IRS employer
         incorporation)                                      identification no.)


    8000 Lee Highway, Falls Church, VA                                  22042
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 (Address of principal executive offices)                             (Zip code)


Registrant's telephone number, including area code:  (703) 205-0600
                                                    ----------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)      Exhibits

         Number            Title
         ------            -----

         99.1            Press release dated April 23, 2004.

Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

     On April 23, 2004, YDI Wireless, Inc. issued a press release announcing financial results for its first quarter ended March 31, 2004. A copy of that press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     YDI WIRELESS, INC.


Dated: April 28, 2004                                By:    /s/ David L. Renauld
                                                          ----------------------
                                                           David L. Renauld
                                                           Vice President

                                  EXHIBIT INDEX


         Number            Title
         ------            -----

         99.1            Press release dated April 23, 2004.